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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 24, 1997

                               FORE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      0-24156                  25-1628117
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)

              1000 FORE DRIVE, WARRENDALE, PA                15086-7502
         ----------------------------------------           ------------
         (Address of principal executive offices)            (Zip code)

Registrant's telephone number, including area code:       412-742-4444
                                                   -------------------------

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Item 5.  Other Events.

                  On April 24, 1997, FORE Systems, Inc. (the "Registrant") issued a press release announcing final financial results for its fourth fiscal quarter ended March 31, 1997, a copy of which is attached hereto as Exhibit 99 and is incorporated herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:


                                                                        Exhibit
                          Description                                      No.
           ----------------------------------------------------        ---------
           Press release dated April 24, 1997                              99


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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FORE Systems, Inc.

Date:  May 19, 1997                       By: /s/ ERIC C. COOPER
                                              -----------------------------
                                                  Eric C. Cooper
                                                  Chairman and Chief Executive
                                                  Officer


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                                  EXHIBIT INDEX

Exhibit Number                    Description
--------------         ------------------------------------
     99                Press release dated April 24, 1997



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